Issuances of equity securities	6 Months Ended
Jun. 30, 2024
Issuance of Equity Shares [Abstract]
Issuances of equity securities	Issuances of equity securities
As of June 30, 2024, as a result of the vesting of Performance Share Units ("PSUs" ) the outstanding issued share capital of the Company increased to CHF 3,668,259 divided into 36,682,587 fully paid registered shares (inclusive of 3,500,000 treasury shares).